Oppenheimer Champion Income Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Value Fund
Oppenheimer Small- & Mid- Cap Value Fund

Prospectus Supplement dated October 14, 2008

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplements. The Prospectus of each Fund is amended by adding the following:

Effective January 1, 2009, the 2% redemption fee imposed on the proceeds of shares redeemed (by sale or exchange) within 30 days of their purchase is discontinued. The Fund's other policies and procedures with respect to excessive short-term trading remain in full effect.

October 14, 2008                                                                 PS0000.045